UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pending Sale of German Portfolio

In 2013, together with its sub-advisor, BlackRock, Inc., Global Income Trust, Inc. (the “Company”) began actively exploring strategic alternatives, including a potential sale of the Company’s five properties located in the Federal Republic of Germany (collectively, the “German Portfolio”). On December 29, 2014, the Company, through its various operating subsidiaries, entered into an agreement (the “Share Purchase Agreement”) with German Retail Income 4 S.á.r.l., and German Retail Income 2 S.á.r.l., unaffiliated third parties (collectively, the “Buyers”), for the sale of 94.9% of the equity interests (hereinafter, the “Buyer’s Shares”) of the entities that hold the assets of the German Portfolio (the “German Companies”).

The Company originally acquired the German Portfolio for an aggregate cost of approximately EUR 18.3 million, including equity and approximately EUR 10.9 million in third party debt, but before acquisition costs. The sale of the Buyer’s Shares is based on an aggregate current valuation of approximately EUR 18.6 million for the German Portfolio. The proceeds to the Company from the transaction is expected to be approximately EUR 7.7 million before transaction costs, subject to adjustment for the final balance sheet audit of the German Companies. Following the sale of the Buyer’s Shares (the “Sale”), the Company will hold 5.1% of the German Companies (the “Retained Shares”). Upon the consummation of the Sale, the Company and the Buyers will enter into a shareholders’ agreement, which includes put/call options and tag along/drag along rights relating to the Buyers’ Shares and the Retained Shares.

The Share Purchase Agreement contains customary representations, warranties, covenants and indemnities of the Company and the Buyers, and provides for the consummation of the Sale by January 30, 2015, provided all closing conditions have been satisfied by such date, or otherwise, 15 business days after satisfaction of all conditions. There can be no assurance that all conditions of the Share Purchase Agreement will be satisfied or waived and that the Sale will be consummated.

Waiver of Advisory Fees Under the Advisory Agreement

On December 30, 2014, CNL Global Income Advisors, LLC, the Company’s advisor (the “Advisor”), agreed to waive (i) all unpaid asset management fees, acquisition fees and disposition fees for the years 2012 and 2013, and (ii) the reimbursement of all unpaid expenses incurred by the Advisor for the years 2012 and 2013 under the Fourth Amended and Restated Advisor Agreement between the Company and the Advisor dated as of March 8, 2012.

Item 7.01	Regulation FD Disclosure.

On December 12, 2014, the Company informed registered representatives that it is undertaking a valuation of the Company and estimating the net asset value (“NAV”) per share of the Company’s common stock as of December 31, 2014, and indicated that the Company expected to announce the estimated NAV on or around January 6, 2015. On January 2, 2015, the Company sent a new correspondence to registered representatives, revising the date for the announcement of the estimated NAV to on or around January 20, 2015, and further announcing the pending sale of 94.9% of the German Portfolio. A copy of the January 2, 2015 correspondence with registered representatives is furnished herewith as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Correspondence to registered representatives dated January 2, 2015.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: the Company’s inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of the Company’s net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the Company’s website at www.incometrust.com. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2015		GLOBAL INCOME TRUST, INC.
	By:	a Maryland Corporation /s/ Scott C. Hall
Scott C. Hall Senior Vice President of Operations